                                  EQUITY FUNDS
                               SEMI-ANNUAL REPORT

                   IAI Emerging Growth Fund, IAI Growth Fund,
                             IAI Midcap Growth Fund

                               September 30, 1995
                                  (unaudited)








                                    [LOGO]

                                 Mutual Funds

                                [GLOBE ARTWORK]

                               Table of Contents
                               -----------------
       IAI Emerging Growth Fund, IAI Growth Fund, IAI Midcap Growth Fund

                               Semi-Annual Report
                               September 30, 1995
                                  (unaudited)

Chairman's Letter..................................  2

Fund Managers' Reviews
 IAI Emerging Growth Fund..........................  4
 IAI Growth Fund...................................  6
 IAI Midcap Growth Fund............................  8

Fund Portfolios
 IAI Emerging Growth Fund.......................... 10
 IAI Growth Fund................................... 14
 IAI Midcap Growth Fund............................ 16

Notes to Fund Portfolios........................... 18

Statements of Assets and Liabilities............... 22

Statements of Operations........................... 24

Statements of Changes in Net Assets................ 26

Financial Highlights
 IAI Emerging Growth Fund.......................... 28
 IAI Growth Fund................................... 29
 IAI Midcap Growth Fund............................ 30

Notes to Financial Statements...................... 31

IAI Mutual Fund Family............................. 36

Distributor, Adviser, Custodian,
Legal Counsel, Independent Auditors,
Directors............................Inside Back Cover

                               Chairman's Letter
                               -----------------
       IAI Emerging Growth Fund, IAI Growth Fund, IAI Midcap Growth Fund

A Great Time To Diversify

                                    [PHOTO]

                                 Noel P. Rahn,
                                    Chairman

By just about any measure, the six months ending September 30, 1995 has been one of the best periods in my memory for U.S. stocks and bonds. The economy has been behaving just right: not too fast to bring back inflation, and not too slow to bring on a recession. And American business is the most productive in the world. It's a perfect recipe for continued success in the markets.

But just as the investment world was gloomy in 1994, let's not assume that 1995's performance is the norm, either. Stocks and bonds can be volatile. That's particularly important to remember when prices are high. One of the most important investment principles is diversification-not putting all your eggs in one basket.

By investing in mutual funds, you have already taken a step towards diversification. A typical mutual fund invests in dozens of securities, a much more diversified portfolio than you can generally achieve on your own. But another way to diversify is to broaden your investment horizon into areas that haven't done quite as well. One example: international funds.

Developed and developing markets throughout the world have not matched the U.S. economy during the past year. As a result, their securities have lagged our markets. Since international markets largely move independently of the United States, an investment overseas is considered an excellent way to diversify a portfolio. This is particularly true when our markets are nearing all-time highs.

If investing internationally is not for you, then there are other ways to diversify your portfolio. If you've got mutual funds that invest in just one type of investment objective, then you might want to consider broadening your investment horizon. Of course, whether you focus on growth or income or a blend of the two depends on your time horizon. If you're investing for a retirement that's 30 years down the road, then you can afford to take more risk than if you need the income from those investments right away.

Regardless of the time frame, the U.S. markets will continue to be impacted by the performance of the economy, the outlook for inflation, and the level of interest rates. Over the next six months, the presidential primary season will also play a role. All of these events are truly unpredictable and uncontrollable by the average investor. That makes investing a continuing challenge, and another reason to stay diversified.

                               Chairman's Letter
                               -----------------
       IAI Emerging Growth Fund, IAI Growth Fund, IAI Midcap Growth Fund

Economic Outlook

Larry Hill, IAI's Chief Investment Officer, provides his economic outlook below, as published recently in the Adviser.

For the remainder of 1995, the economy will grow at a rate of 2.5%. The next move will probably be to accelerate and move to a modestly higher level next year.

There is fundamental support for the equity market, although with the market up as much as it is currently, caution is warranted. However, corporate earnings and cash flow growth remain strong and provide solid underpinnings to equities. If the strong earnings continue, higher valuations can be justified. Also, the tremendous cash flow into equities has been a very strong supporting factor, and as long as it continues, the general stock market will probably not decline more than about 5% over the near term, although certain sectors such as technology and possibly financial may drop more in an overall rotating correction.

In fixed-income markets, there has been a tremendous amount of buying of U.S. government bonds by foreign central banks. That has supported the U.S. markets and is one of the reasons interest rates declined and the bond market rallied strongly this year. Currently, the economy is too weak to support the Fed raising rates, and rates could move lower because there are enough signs of weakness in the economy and lack of real price pressure.

Overall, the economic environment remains reasonably positive for financial markets. It may not be a time to take significant new positions in stocks or bonds at current levels, however, neither is it a time to raise cash. From a valuation and asset allocation point of view, international markets currently may have more room to appreciate than domestic markets.

Please read the Fund Managers' Reviews which follow this letter for a detailed perspective on the Fund's performance and our strategy going forward. We appreciate your continued trust and confidence in IAI. If there is any way we can serve you better, please let us know by calling our toll-free Investor Services Hotline at 1-800-945-3863.

Sincerely,


/s/Noel P. Rahn
Noel P. Rahn

Chairman

                             Fund Manager's Review
                             ---------------------
                            IAI Emerging Growth Fund


IAI Emerging Growth Fund

                                    [PHOTO]

                              Rick D. Leggott, CFA
                        IAI Emerging Growth Fund Manager

                                   "We focus
                                on high quality
                                emerging growth
                                    stocks."

Top Five Sectors
% of Net Assets as of 9/30/95

Technology Services........18.1%
Retail Trade...............17.1%
Electronic Technology......14.0%
Health Services............11.3%
Consumer Services.......... 5.7%


Fund Objective

IAI Emerging Growth Fund's objective is long-term capital appreciation. The Fund invests primarily in stocks of small and medium-sized companies, with typical market capitalizations of $1 billion or less. These companies are at an early stage of their life cycles. While large enough to be established, they are still small enough to grow faster than the overall economy and the rate of inflation.

Fund Positioning for the Past Six Months

This has been an excellent year for the IAI Emerging Growth Fund. For the six months ended September 30, 1995, the Fund's total return has been 30.45%. In contrast, the Russell 2500, the benchmark to which we are typically compared, was up 19.38% for the same period, while the S&P 500 was up 18.28%. To be sure, much of our performance is due to factors such as lower interest rates, the stronger U.S. dollar and a slowing economy, which makes the earnings of successful growing companies stand out.

But our stock selection is the key reason for these strong results. We look for companies that are growing revenues and earnings by at least 20% per year, that are offering returns on equity of at least 15%, and have a low amount of debt on the balance sheet. Secondly, we personally visit every company in which we invest, in an effort to understand what these entrepreneurs are trying to build. Indeed, our Minneapolis location means that we can get anywhere in the United States in half a day. And third, we have the discipline to sell a stock quickly when the company's performance doesn't meet our expectations. Finally, diversification is essential. No one sector can comprise more than a third of the portfolio. During much of the year, it would have been tempting to load up the portfolio with technology stocks. Instead, the portfolio is broadly diversified.

A few examples of stocks in the portfolio include Oxford Health Plans, a managed care company based in New York that is taking significant market share from traditional health insurers by reducing costs and passing those savings on to employers and employees. Viking Office Products, which sells office supplies through catalogs, is growing 20% per year in the United States, and is now expanding into Europe. Ascend Communications is a fast growing provider of high speed data communications software, focusing on mobile users and the Internet.

Outlook

As we approach 1996, we are optimistic that the economic backdrop for these types of companies will remain favorable. Inflation and interest rates are relatively low. And the overall profit growth of Corporate America has slowed down, insuring that small companies whose growth is not dependent upon a strong economy will remain at the forefront.

                             Fund Manager's Review
                             ---------------------
                            IAI Emerging Growth Fund


Value of $10,000 Investment+


                             [GRAPH APPEARS HERE]


                             IAI Emerging Growth Fund    Russell 2500 Index
Measurement Period           (Inception 8/01/91)         (Since 8/01/91)
-------------------          ------------------------    ------------------
Measurement Pt-
08/01/91                     $10,000                     $10,000
03/31/92                     $11,923                     $11,248
03/31/93                     $14,534                     $13,127
03/31/94                     $16,776                     $14,281
03/31/95                     $18,489                     $15,519
09/30/95                     $24,122                     $18,526


Average Annual Returns+
Through 9/30/95

                                                      Since Inception
                            Six Months**    1 Year        8/5/91
=====================================================================
 IAI Emerging Growth Fund      30.45%        43.50%       23.60%
---------------------------------------------------------------------
 Russell 2500 Index            19.38%        25.49%       16.30%*
---------------------------------------------------------------------
 S&P 500 Index                 18.28%        29.81%       13.22%*

+  Past performance is not predictive of future performance
*  Since 8/01/91
** Not annualized

Top Ten Holdings*

                                                    % of Net Assets
                                                   -----------------
  Issues                    Sector                 9/30/95   3/31/95
  ------------------------------------------------------------------

  Oxford Health Plans       Health Services           3.08      3.47
  Staples                   Retail Trade              2.39      1.92
  Viking Office Products    Retail Trade              2.28      2.60
  Steris                    Health Technology         1.95      1.44
  Omnicare                  Health Services           1.95      1.84
  Xilinx                    Electronic Technology     1.94      1.82
  Linear Technology         Electronic Technology     1.93      2.58
  Ascend Communications     Electronic Technology     1.91      1.17
  Starbucks                 Consumer Non-Durables     1.81      1.75
  PhyCor                    Health Services           1.71      1.35
  ==================================================================
  Total                                              20.95%    19.94%

* Excludes U.S. Treasury and Government obligations


Note to Chairman's Letter & Fund Manager's Review

Performance data for the IAI Emerging Growth Fund includes changes in share price and reinvestment of dividends and capital gains. Past performance is not a guarantee of future results. The Fund's investment return, yield and principal may fluctuate so that, when redeemed, shares may be worth more or less than the original cost. More complete information about the Fund, including charges and expenses, is available in the prospectus. Please read the Fund's prospectus carefully before investing. All indices cited are unmanaged, and are either trademarks, registered trademarks or copyrights of their respective sponsoring companies.

                             Fund Managers' Review
                             ---------------------
                                IAI Growth Fund

IAI Growth Fund

                                    [PHOTO]

                               David A. McDonald
                                IAI Growth Fund
                                   Co-Manager

                                    [PHOTO]

                               John A. Twele, CFA
                                IAI Growth Fund
                                   Co-Manager

Top Five Sectors
% of Net Assets as of 9/30/95

Electronic Technology.......20.6%
Retail Trade................17.2%
Health Services.............13.9%
Finance.....................10.4%
Consumer Services........... 9.2%


Fund Objective

IAI Growth Fund's primary objective is to earn capital appreciation over the long term as a result of investing in stocks of established companies which offer superior growth potential. Many of these high-growth companies provide strong management, leading market positions, strong balance sheets, well-defined strategies for future growth, and earnings increasing at above-average rates.

Fund Positioning for the Past Six Months

For the six months ended September 30, 1995, the IAI Growth Fund produced a total return of 13.34%. In comparison, the total return for the S&P 500 Index was 18.28% during the same period.

Driven by low inflation, falling interest rates and very strong corporate profits, the U.S. stock market is in the midst of one of its best years ever. And investors in the IAI Growth Fund have, for the most part, participated in the market's sizzling performance. With major holdings in companies such as Microsoft and Motorola, the portfolio captured 1995's net increase in technology stocks. A position in Federal National Mortgage and other financial companies captured the impressive performance of the financial services sector. In addition, the portfolio benefited by selling cyclical companies such as Dow Chemical and Georgia Pacific, which had doubled in price.

Other economically sensitive companies, such as Home Depot and Wal-Mart, remain in the portfolio, and could be excellent performers in the short run, particularly if the Federal Reserve Board lowers interest rates one more notch. In addition, HMO stocks in the portfolio could also appreciate sharply if Congress is able to resolve the Medicare funding issue.

Recently, the U.S. dollar has strengthened against major currencies, causing some investors to be concerned about lower profits in dollar terms. True, many of the companies in our portfolio have a substantial amount of foreign sales in local currencies which now translate into fewer dollars. However, most of these companies also manufacture products-and incur expenses abroad, largely offsetting the adverse effects of currency changes.

Outlook

It is our expectation that 1996 S&P 500 earnings will grow about 9%, after several years of double digit gains. In an environment where corporate profit growth is moderate, we believe that investors will reward growth stocks that stand out against the pack.

                             Fund Managers' Review
                             ---------------------
                                IAI Growth Fund

Value of $10,000 Investment+

                             [GRAPH APPEARS HERE]


                            IAI Growth Fund         S & P 500
Measurement Period          (Inception 8/06/93)     (Since 8/01/93)
------------------          -------------------     ---------------
Measurement Pt-
08/06/93                    $10,000                 $10,000
03/31/94                    $9,700                  $10,142
03/31/95                    $10,990                 $11,723
09/30/95                    $12,455                 $13,886


Average Annual Returns+
Through 9/30/95

                                                 Since Inception
                         Six Months**   1 Year        8/6/93
================================================================
 IAI Growth Fund.........   13.34%       21.40%       10.75%
----------------------------------------------------------------
 S&P 500 Index...........   18.28%       29.81%       16.28%*

+  Past performance is not predictive of future performance
*  Since 8/01/93
** Not annualized


Top Ten Holdings*

                                                     % of Net Assets
                                                    -----------------
  Issues                     Sector                 9/30/95   3/31/95
  -------------------------------------------------------------------
  United HealthCare          Health Services           5.07      3.54
  Columbia/HCA Healthcare    Health Services           5.07      4.89
  Motorola                   Electronic Technology     4.40      3.53
  Apple Computer             Electronic Technology     4.16        --
  Home Depot                 Retail Trade              3.71      4.43
  Cisco Systems              Electronic Technology     3.05      1.76
  Nokia ADR                  Electronic Technology     3.02      2.00
  General Re                 Finance                   2.97        --
  Wal-Mart                   Retail Trade              2.87      3.57
  Intel                      Electronic Technology     2.81      2.69
  ===================================================================
  Total                                               37.13%    26.41%

* Excludes U.S. Treasury and Government obligations


Note to Chairman's Letter & Fund Managers' Review

Performance data for the IAI Growth Fund includes changes in share price and reinvestment of dividends and capital gains. Past performance is not a guarantee of future results. The Fund's investment return, yield and principal may fluctuate so that, when redeemed, shares may be worth more or less than the original cost. More complete information about the Fund, including charges and expenses, is available in the prospectus. Please read the Fund's prospectus carefully before investing. All indices cited are unmanaged, and are either trademarks, registered trademarks or copyrights of their respective sponsoring companies.

                             Fund Manager's Review
                             ---------------------
                            IAI Midcap Growth Fund


IAI Midcap Growth Fund

[PHOTO]
Suzanne Zak, CFA
IAI Midcap Growth
  Fund Manager

"The IAI Midcap Growth Fund gained 26.35% over the year."

Top Five Sectors
% of Net Assets as of 9/30/95

Consumer Services        15.5%
Producer Manufacturing   11.2%
Commercial Services      10.1%
Retail Trade              9.5%
Consumer Durables         7.9%


Fund Objective

IAI Midcap Growth Fund seeks long-term capital appreciation by investing in medium-sized companies with above average growth potential. The Fund typically invests in companies with market capitalization between $500 million and $5 billion. These companies tend to be larger and better established, and hence less volatile, than small emerging growth companies, while offering stronger long-term growth potential than most large cap companies.

Fund Positioning for the Past Six Months

For the six months ended September 30, 1995, the IAI Midcap Growth Fund produced total return of 12.59%. In comparison, the total return for the Callan Midcap Index was 16.94% during the same period, while the S&P 400 Midcap Index returned 19.33%. The primary reasons for our moderate underperformance: technology and financial services continued to lead the markets, and we are somewhat underweighted in those groups.

Typically, financial service companies do not fit our growth parameters, and the technology sector has appeared overpriced for many months. The recent initial public offering of Netscape--a company that helps customers navigate the Internet--was a clear sign that technology was overheated. In its first day of trading, the company's market capitalization approached $3 billion-this for a company with $16 million in revenues and no earnings. We continue to maintain our discipline of investing in companies which should generate attractive returns on a sustained basis, and refrain from chasing short-term phenomena.

Examples of this long-term strategy include such investments as Promus Hotels, a company we recently added to the portfolio. After a long period of overbuilding in the 1980s, the industry is now experiencing increasing room rates and tightening occupancies. In addition, we recently purchased Heilig-Meyers, a furniture retailer with more than 660 stores throughout the United States. This segment of retailing is still very fragmented, and the company has demonstrated its ability to grow through acquisitions. Another interesting midcap company is Sensormatic Electronics, the nation's largest maker of security systems, and a long-time holding of ours. Revenues grew 39% in the past quarter.

Outlook

The backdrop of modest economic growth and low inflation present us with an ideal environment for midcap growth stocks. Despite the excesses in specific segments of the stock market, we do not believe that there will be a broad based correction of significant magnitude.

                             Fund Manager's Review
                             ---------------------
                            IAI Midcap Growth Fund




Value of $10,000 Investment+

                             [GRAPH APPEARS HERE]

                             IAI Midcap Growth Fund         Callan Midcap Index
Measurement Period           (Inception 4/10/92)            (Since 4/01/92)
------------------           ----------------------         -------------------
Measurement Pt-
4/10/92                             $10,000                        $10,000
3/31/93                             $11,909                        $12,009
3/31/94                             $13,862                        $12,473
3/31/95                             $16,305                        $13,796
9/30/95                             $18,356                        $16,133

Average Annual Returns+
Through 9/30/95

                                                                            Since Inception
                                      Six Months**          1 Year              4/10/92
----------------------------------------------------------------------------------------------
IAI Midcap Growth Fund                  12.59%              26.35%              19.11%
----------------------------------------------------------------------------------------------
Callan Midcap Index                     16.94%              25.35%              14.64%*
----------------------------------------------------------------------------------------------
S&P 400 Midcap Index (unadjusted)       19.33%              25.77%              14.28%*

+  Past performance is not predictive of future performance
*  Since 4/01/92
** Not annualized


Top Ten Holdings*

                                                           % of Net Assets
                                                        ---------------------
Issues                        Sector                     9/30/95     3/31/95
-----------------------------------------------------------------------------
Alco Standard                 Commercial Services          4.88        4.44
Danka Business Systems ADR    Producer Manufacturing       4.82        3.18
Minerals Technologies         Non-Energy Minerals          3.77        3.75
Harcourt General              Retail Trade                 3.38        3.55
HFS                           Consumer Services            3.31        2.91
Barnes & Noble                Retail Trade                 3.13        2.67
FIServ                        Technology Services          2.79        2.60
Petroleum Geo-Services ADR    Industrial Services          2.68        2.10
Boston Chicken                Consumer Services            2.64          --
Jones Apparel Group           Consumer Non-Durables        2.62        2.30
=============================================================================
Total                                                     34.02%      27.50%

* Excludes U.S. Treasury and Government obligations


Note to Chairman's Letter & Fund Manager's Review

Performance data for the IAI Midcap Growth Fund includes changes in share price and reinvestment of dividends and capital gains. Past performance is not a guarantee of future results. The Fund's investment return, yield and principal may fluctuate so that, when redeemed, shares may be worth more or less than the original cost. More complete information about the Fund, including charges and expenses, is available in the prospectus. Please read the Fund's prospectus carefully before investing. All indices cited are unmanaged, and are either trademarks, registered trademarks or copyrights of their respective sponsoring companies.

                                 Fund Portfolio
                                 --------------

                            IAI Emerging Growth Fund

                               September 30, 1995
          (percentage figures indicate percentage of total net assets)
                                  (unaudited)

Common Stocks -- 82.9%


                                                   Market
                                     Quantity     Value (a)
------------------------------------------------------------
Commercial Services -- 2.8%
AccuStaff (b)                          39,900    $ 1,466,325
Cambridge Technology Partners (b)      81,400      4,131,050
Catalina Marketing (b)                 70,700      4,383,400
Desktop Data (b)                       53,500      1,859,125
Edmark (b)                             57,000      2,743,125
                                                 -----------
                                                  14,583,025
------------------------------------------------------------
Consumer Durables -- 0.3%
USA Detergents (b)                     62,500      1,296,875
------------------------------------------------------------
Consumer Non-Durables -- 2.8%
Gymboree (b)                          177,400      5,344,175
Starbucks (b)                         247,000      9,355,125
                                                 -----------
                                                  14,699,300
------------------------------------------------------------
Consumer Services -- 5.7%
Apple South                           249,900      5,685,225
Broderbund Software (b)                88,900      6,767,513
Loewen Group                          112,100      4,624,125
Outback Steakhouse (b)                273,150      8,399,363
Papa John's International (b)          92,600      4,167,000
                                                 -----------
                                                  29,643,226
------------------------------------------------------------
Electronic Technology -- 14.0%
ADC Telecommunications (b)            159,200      7,243,600
Ascend Communications (b)             123,400      9,872,000
Avid Technology (b)                    12,200        524,600
Cascade Communications (b)            148,000      7,289,000
Cyberoptics (b)                        38,900      1,322,600
Linear Technology                     241,000     10,001,500
Maxim Integrated Products (b)           1,900        140,600
Microchip Technology (b)               12,500        473,437
Network General (b)                    60,500      2,495,625
Pairgain Technologies (b)              34,300      1,183,350
Pinnacle Systems (b)                  128,500      3,951,375
Premisys Communications (b)            34,500      2,785,875
Spectrian (b)                          26,300        897,487
Stratacom (b)                         137,400      7,591,350
Tellabs (b)                           158,700      6,685,237
Xilinx (b)                            208,300     10,024,438
                                                 -----------
                                                  72,482,074
------------------------------------------------------------
Finance -- 3.0%
Credit Acceptance (b)                 284,600      7,684,200
General Acceptance (b)                 49,500      1,645,875
Mercury Finance                       213,866      5,212,984
United Dental Care (b)                 32,300        969,000
                                                 -----------
                                                  15,512,059
------------------------------------------------------------
Health Services -- 11.3%
American Oncology Resources (b)        50,000      2,150,000
Arrow International                    61,500      2,659,875
Gulf South Medical Supply (b)         153,400      3,777,475
Healthsource (b)                      168,700      8,118,688
Medaphis (b)                          239,800      6,714,400
Omnicare                              258,600     10,085,400
Oxford Health Plans (b)               219,100     15,939,525
PhyCor (b)                            258,375      8,849,344
                                                 -----------
                                                  58,294,707
------------------------------------------------------------
Health Technology -- 4.9%
Idexx Laboratories (b)                174,300      6,492,675
Steris (b)                            240,000     10,110,000
Ventritex (b)                          68,800      1,479,200
Watson Pharmaceuticals (b)            176,200      7,224,200
                                                 -----------
                                                  25,306,075
------------------------------------------------------------
Producer Manufacturing -- 2.1%
Corporate Express (b)                 324,650      7,913,344
Micrel (b)                            102,100      2,858,800
                                                 -----------
                                                  10,772,144
------------------------------------------------------------
Retail Trade -- 17.1%
Baby Superstore (b)                   116,900      5,275,112
Bed Bath & Beyond (b)                 104,700      3,193,350
Boise Cascade Office Products (b)     115,500      3,205,125
Books-A-Million (b)                   231,800      4,085,475
CDW Computer Centers (b)               13,200        702,900
Fastenal (b)                          216,000      7,884,000
Hollywood Entertainment (b)           256,700      5,503,006

              See accompanying Notes to Fund Portfolios on page 18

                                Fund Portfolio
                                --------------

                           IAI Emerging Growth Fund

                              September 30, 1995
                                  (unaudited)

                                                   Market
                                     Quantity     Value (a)
------------------------------------------------------------
The Men's Wearhouse (b)               119,700    $ 4,309,200
Micro Warehouse (b)                    35,000      1,601,250
Movie Gallery (b)                     139,600      5,967,900
Office Depot (b)                      120,950      3,643,619
Petco Animal Supplies (b)              95,300      2,477,800
PetSmart (b)                          260,250      8,783,437
Staples (b)                           437,100     12,348,075
Sunglass Hut International (b)        122,200      6,110,000
Trend-Lines Class A (b)               128,000      1,696,000
Viking Office Products (b)            282,200     11,781,850
                                                 -----------
                                                  88,568,099
------------------------------------------------------------
Technology Services -- 18.1%
Alternative Resources (b)             201,400      6,444,800
America Online (b)                     89,300      6,139,375
ArcSys (b)                             30,500      1,258,125
Atria Software (b)                    169,100      4,946,175
Baan (b)                               83,100      3,739,500
CBT Group ADR (b)                     104,700      4,999,425
EPIC Design Technology (b)             44,500      2,158,250
FTP Software (b)                       90,300      2,505,825
Gartner Group Class A (b)             224,800      7,362,200
HPR (b)                                74,800      1,739,100
Hyperion Software (b)                  84,000      4,767,000
Inference Class A (b)                  60,600        909,000
Inso (b)                              158,600      5,114,850
Macromedia (b)                        113,900      6,506,537
Mercury Interactive (b)                81,700      2,267,175
NetManage (b)                         196,600      4,669,250
Parametric Technology (b)             128,400      7,896,600
Pure Software (b)                      50,600      1,808,950
Security Dynamics
  Technologies (b)                     53,600      2,559,400
Spyglass (b)                           12,800        585,600
Synopsys (b)                          247,800      7,619,850
Wonderware (b)                        197,600      7,681,700
                                                 -----------
                                                  93,678,687
------------------------------------------------------------
Utilities -- 0.8%
Mobile Telecommunication
  Technologies (b)                    133,000    $ 4,106,375
============================================================
Total Investments in Common Stocks
(Cost $264,621,359).............................$428,942,646
============================================================

Other Securities -- 3.1%


                                                    Market
                                  Quantity (c)    Value (a)
------------------------------------------------------------
Common Stock -- 0.7%
AccessLine Technologies
  Class A (b)                         41,666      $  249,996
OncorMed Series A (b)                 66,667         657,070
PACE Health Management
  Systems (b) (d)                    275,320       1,116,423
PriCellular Class B (b)              134,523       1,539,221
                                                  ----------
                                                   3,562,710
------------------------------------------------------------
Non-Convertible Preferred Stock -- 1.8%
AccessLine Technologies
  Series A (b)                        71,420         571,360
Air Communications
  Series A (b) (d)                 1,000,000       1,250,000
Air Communications
  Series B (b) (d)                   300,000         375,000
Air Communications
  Series B (b) (d)                   875,001              --
CardioGenesis Series B (b) (d)       500,000       1,000,000
GalaGen Series B (b) (d)             230,769       1,125,000
GalaGen Series C (b) (d)              50,000         250,000
IMNET Systems Series II (b)           91,319       1,645,113
Indigo Medical Series B (b) (d)      181,818         173,255
Indigo Medical Series C (b) (d)      898,496         856,177
Intellon Series A (b)                200,000         350,000
Myelos Series A (b) (d)              500,000         500,000
OvaMed Series D (b) (d)              214,286           2,143

             See accompanying Notes to Fund Portfolios on page 18

                                Fund Portfolio
                                --------------
                           IAI Emerging Growth Fund

                              September 30, 1995
                                  (unaudited)

Other Securities (Cont.)

                                                             Market
                                             Quantity (c)  Value (a)
---------------------------------------------------------------------
Seurat Analytical Systems
  Series B (b) (d)                             114,973    $  229,946
Tut Systems Series D (b) (d)                   467,092       537,157
Tut Systems Series E (b) (d)                   217,391       250,000
Urologix Series B (b)                          100,000       297,300
Urologix Series C (b)                           59,613       131,150
                                                          -----------
                                                           9,543,601
---------------------------------------------------------------------

                                               Ownership       Market
                                             Percentage (c)  Value (a)
------------------------------------------------------------------------
Limited Partnerships -- 0.4%
Alta Berkeley III (b)                             1.75%     $  238,638
South Street Corporate Recovery Fund I (b)        0.61%        919,486
South Street Leveraged Corporate
  Recovery Fund (b)                               1.45%        306,129
Spectrum Equity Investors (b)                     0.92%        331,439
Vanguard Associates IV (b)                        1.36%        351,160
                                                            ------------
                                                             2,146,852
------------------------------------------------------------------------

                                                             Principal      Market
                                        Rate    Maturity    Amount (c)     Value (a)
----------------------------------------------------------------------------------------
Convertible Debentures -- 0.2%
GalaGen (b) (d)                         6.50%    6/01/98      540,000     $    540,000
OvaMed (b) (d)                         40.00    10/31/95      167,000          167,023
Seurat Analytical Systems (b) (d)       9.25    12/31/95      125,000          125,000
                                                                          --------------
                                                                               832,023

                                                                            Market
                                                            Quantity (c)   Value (a)
----------------------------------------------------------------------------------------
Warrants -- 0.0%
AccessLine Technologies (b)                                    10,713     $         --
Air Communications (b) (d)                                     75,000               75
GalaGen (b) (d)                                                36,000               --
Intellon (b)                                                   30,000               --
PACE Health Management Systems (b) (d)                         21,820               --
                                                                          --------------
                                                                                    75
========================================================================================
Total Investments in Other Securities
(Cost $12,129,112)........................................................$ 16,085,261
========================================================================================
Total Investments in Long-term Securities
(Cost $276,750,471).......................................................$445,027,907
========================================================================================

             See accompanying Notes to Fund Portfolios on page 18

                                Fund Portfolio
                                --------------
                           IAI Emerging Growth Fund

                              September 30, 1995
                                  (unaudited)


Short-term Securities -- 12.4%

                                                             Principal      Market
                                        Rate    Maturity      Amount       Value (a)
----------------------------------------------------------------------------------------
U.S. Treasury Bills -- 12.4%
                                        5.40%   12/07/95  $37,000,000     $ 36,643,209
                                        5.38     1/11/96   28,000,000       27,584,452
                                                                          --------------
                                                                            64,227,661
========================================================================================
Total Investments in Short-term Securities
(Cost $64,223,075)........................................................$ 64,227,661
========================================================================================

Put Options -- 0.1%

                                                                            Market
                                                             Contracts     Value (a)
----------------------------------------------------------------------------------------
Technology -- 0.1%
CBOE Technology Index, Strike Price $165, Expiration
  Date 10/20/95                                                70,000     $    516,250
========================================================================================
Total Investments in Put Options
(Cost $855,850)...........................................................$    516,250
========================================================================================
Total Investments in Securities
(Cost $341,829,396) (e)...................................................$509,771,818
========================================================================================
Other Assets and Liabilities (net) -- 1.5%
  ........................................................................$  7,732,781
========================================================================================
Total Net Assets
  ........................................................................$517,504,599
========================================================================================

             See accompanying Notes to Fund Portfolios on page 18

                                Fund Portfolio
                                --------------
                                IAI Growth Fund

                              September 30, 1995
         (percentage figures indicate percentage of total net assets)
                                  (unaudited)


Common Stocks -- 94.9%

                                                               Market
                                                 Quantity    Value (a)
------------------------------------------------------------------------
Consumer Durables -- 3.6%
Mattel                                            14,905    $   437,834
Newell                                            11,800        292,050
                                                            ------------
                                                                729,884
------------------------------------------------------------------------
Consumer Non-Durables -- 2.3%
UST                                               16,100        460,863
------------------------------------------------------------------------
Consumer Services -- 9.2%
CUC International (b)                             15,750        549,281
McDonald's                                        10,100        386,325
Viacom Class B (b)                                10,261        510,485
Wendy's International                             20,200        426,725
                                                            ------------
                                                              1,872,816
------------------------------------------------------------------------
Electronic Technology -- 17.6%
Advanced Micro Devices (b)                         8,400        244,650
Apple Computer                                    22,700        845,575
Cisco Systems (b)                                  9,000        621,000
Intel                                              9,500        571,188
Motorola                                          11,700        893,588
Scientific Atlanta                                24,900        420,187
                                                            ------------
                                                              3,596,188
------------------------------------------------------------------------
Energy Minerals -- 3.2%
Anadarko Petroleum                                 7,050        333,994
Enron Oil & Gas                                   14,400        313,200
                                                            ------------
                                                                647,194
------------------------------------------------------------------------
Finance -- 10.4%
Federal National Mortgage Association              4,300        445,050
Franklin Resources                                 4,700        270,837
General Re                                         4,000        604,000
NationsBank                                        5,200        349,700
Norwest                                           13,600        445,400
                                                            ------------
                                                              2,114,987
------------------------------------------------------------------------
Health Services -- 13.9%
Cardinal Health                                    8,800        487,300
Columbia/HCA Healthcare                           21,200      1,030,850
PacifiCare Health Systems Class B (b)              4,200        285,600
United HealthCare                                 21,100      1,031,262
                                                            ------------
                                                              2,835,012
------------------------------------------------------------------------
Health Technology -- 4.9%
Bristol-Meyers Squibb                              4,200    $   306,075
Medtronic                                          6,400        344,000
Pfizer                                             6,400        341,600
                                                            ------------
                                                                991,675
------------------------------------------------------------------------
Process Industries -- 3.4%
Great Lakes Chemical                               5,800        392,225
Morton International                               9,400        291,400
                                                            ------------
                                                                683,625
------------------------------------------------------------------------
Retail Trade -- 17.2%
Best Buy (b)                                      17,300        454,125
Dollar General                                    11,100        326,062
Home Depot                                        18,900        753,638
Lowe's Companies                                  14,000        420,000
Pep Boys-Manny, Moe & Jack                        14,200        385,175
Wal-Mart                                          23,500        584,563
Walgreen                                          20,200        565,600
                                                            ------------
                                                              3,489,163
------------------------------------------------------------------------
Technology Services -- 4.5%
General Motors Class E                             9,600        436,800
Microsoft (b)                                      3,200        289,600
Sybase (b)                                         5,900        189,537
                                                            ------------
                                                                915,937
------------------------------------------------------------------------
Utilities -- 4.7%
Airtouch Communications (b)                       18,300        560,438
Enron                                             11,900        398,650
                                                            ------------
                                                                959,088
========================================================================
Total Investments in Common Stocks
(Cost: $16,491,327)                                         $19,296,432
========================================================================

             See accompanying Notes to Fund Portfolios on page 18
14

                                Fund Portfolio
                                --------------
                                IAI Growth Fund

                              September 30, 1995
                                  (unaudited)


Non-convertible Preferred Stocks -- 3.0%

                                                               Market
                                                 Quantity    Value (a)
------------------------------------------------------------------------
Electronic Technology -- 3.0%
Nokia ADR                                          8,800    $   613,800
========================================================================
Total Investments in Preferred Stocks
(Cost $276,496).............................................$   613,800
========================================================================
Total Investments in Long-Term Securities
(Cost $16,767,823)..........................................$19,910,232
========================================================================
Total Investments in Securities
(Cost $16,767,823) (e)......................................$19,910,232
========================================================================
Other Assets and Liabilities (Net) -- 2.1%
  ..........................................................$   419,348
========================================================================
Total Net Assets
  ..........................................................$20,329,580
========================================================================

             See accompanying Notes to Fund Portfolios on page 18

                                 Fund Portfolio
                                 --------------

                             IAI Midcap Growth Fund

                               September 30, 1995
          (percentage figures indicate percentage of total net assets)
                                  (unaudited)

Common Stocks -- 94.1%
                                                   Market
                                     Quantity     Value (a)
------------------------------------------------------------
Commercial services -- 10.1%
Alco Standard                          60,900    $ 5,161,275
Heritage Media Class A (b)             62,500      1,882,812
Sensormatic Electronics                88,250      2,029,750
Valassis Communications (b)           106,100      1,591,500
                                                 -----------
                                                  10,665,337
------------------------------------------------------------
Consumer Durables -- 7.9%
American Greetings                     73,400      2,238,700
Cooper Tire and Rubber                 84,300      2,044,275
Harley-Davidson                        55,600      1,355,250
Lennar                                 71,850      1,562,737
Newell                                 48,800      1,207,800
                                                 -----------
                                                   8,408,762
------------------------------------------------------------
Consumer Non-Durables -- 6.4%
Jones Apparel Group (b)                77,800      2,771,625
Reebok International                   59,600      2,048,750
Warnaco Class A                        83,200      1,996,800
                                                 -----------
                                                   6,817,175
------------------------------------------------------------
Consumer Services -- 15.5%
Boston Chicken (b)                    106,900      2,792,762
CUC International (b)                  61,950      2,160,506
Houghton Mifflin                       27,000      1,255,500
HFS (b)                                66,800      3,498,650
Marriott International                 60,500      2,261,187
Promus Hotel (b)                       22,500        511,875
Scholastic (b)                         37,600      2,359,400
Stewart Enterprises Class A            41,400      1,500,750
                                                 -----------
                                                  16,340,630
------------------------------------------------------------
Energy Minerals -- 2.0%
Andarko Petroleum                      43,600      2,065,550
------------------------------------------------------------
Finance -- 5.4%
First USA                              19,300      1,047,025
PMI                                     7,500        355,312
Progressive                            49,500      2,215,125
TIG                                    78,900      2,120,437
                                                 -----------
                                                   5,737,899
------------------------------------------------------------
Health Technology -- 2.3%
R.P. Scherer (b)                       35,100    $ 1,522,462
Sybron International -
  Wisconsin (b)                        23,900        961,975
                                                 -----------
                                                   2,484,437
------------------------------------------------------------
Industrial Services -- 4.8%
Camco International                    92,400      2,263,800
Petroleum Geo-Services
  ADR (b)                             115,800      2,837,100
                                                 -----------
                                                   5,100,900
------------------------------------------------------------
Non-Energy Minerals -- 4.6%
Martin Marietta Materials              45,000        883,125
Minerals Technologies                 106,100      3,992,012
                                                 -----------
                                                   4,875,137
------------------------------------------------------------
Process Industries -- 3.6%
Bemis                                  31,100        859,138
Schulman Class A                       35,650        891,250
Unifi                                  86,000      2,107,000
                                                 -----------
                                                   3,857,388
------------------------------------------------------------
Producer Manufacturing -- 11.2%
Danka Business Systems ADR            141,700      5,101,200
TriMas                                108,000      2,241,000
Tyco International                     40,800      2,570,400
Wabash National                        54,500      1,927,938
                                                 -----------
                                                  11,840,538
------------------------------------------------------------
Retail Trade -- 9.5%
Barnes & Noble (b)                     86,500      3,308,625
Harcourt General                       85,300      3,571,938
Heilig-Meyers                          12,500        290,625
Michaels Stores (b)                    44,600        724,750
Nordstrom                              50,700      2,116,725
                                                 -----------
                                                  10,012,663

              See accompanying Notes to Fund Portfolios on page 18

                                 Fund Portfolio
                                 --------------

                             IAI Midcap Growth Fund

                               September 30, 1995
                                  (unaudited)

                                                   Market
                                     Quantity      Value (a)
------------------------------------------------------------
Technology Services -- 5.5%
First Financial Management              9,100        888,388
FIserv (b)                            102,400      2,956,800
GTECHHoldings (b)                      26,200        789,275
Tech Data (b)                          82,500    $ 1,165,313
                                                   5,799,776
------------------------------------------------------------
Transportation -- 0.6%
Kansas City Southern Industries        12,800        582,400
------------------------------------------------------------
Utilities -- 4.7%
Century Telephone Enterprises          79,500      2,414,813
LCI International (b)                  65,900      2,586,575
                                                   5,001,388

============================================================
Total Investments in Common Stocks
(Cost: $80,798,606)............................. $99,589,980
============================================================

Other Securities -- 1.5%

                                                   Market
                                 Quantity (c)     Value (a)
------------------------------------------------------------
Non-Convertible Preferred stock - 1.2%
GalaGen Series B (b) (d)             76,923      $   375,000
GalaGen Series C (b) (d)             30,000          150,000
Tut Systems Series D (b) (d)        233,546          268,578
Urologix Series B (b)               100,000          297,300
Urologix Series C (b)                59,613          131,149
                                                   1,222,027
------------------------------------------------------------
                                   Ownership       Market
                                 Percentage (c)   Value (a)
------------------------------------------------------------
Limited Partnerships -- 0.3%
South Street Leveraged Corporate
Recovery Fund I (b)                  0.97%       $   204,125
Spectrum Equity Investors (b)        0.46%           165,719
                                                     369,844

============================================================
Total investments in Other Securities
(Cost $1,083,384)                              $  1,591,871
============================================================
Total investments in Long-Term Securities
(Cost $81,881,990)                             $101,181,851
============================================================

Short-Term Securities -- 2.3%
                                                                             Principal         Market
                                                      Rate      Maturity       Amount        Value (a)
--------------------------------------------------------------------------------------------------------
U.S. Treasury Bill -- 2.3%
                                                      5.37%      1/11/96     $2,500,000     $  2,462,898
========================================================================================================
Total Investments in Short-term Securities
(Cost $2,463,096).......................................................................... $  2,462,898
========================================================================================================
Total Investments in Securities
(Cost $84,345,086) (e)..................................................................... $103,644,749
========================================================================================================
Other Assets and Liabilities (Net) - 2.1%
  ......................................................................................... $  2,168,383
========================================================================================================
Total Net Assets
  ......................................................................................... $105,813,132
========================================================================================================

              See accompanying Notes to Fund Portfolios on page 18

                           Notes to Fund Portfolios
       -----------------------------------------------------------------
       IAI Emerging Growth Fund, IAI Growth Fund, IAI Midcap Growth Fund

                              September 30, 1995
                                  (unaudited)



                                      (a)

Market value of securities is determined as described in Note 1 to the financial statements, under "Security Valuation."

                                      (b)

Currently non-income producing securities.

                                      (c)

Restricted securities represent ownership in a security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. For each of the restricted security issues held at September 30, 1995, there were no unrestricted securities of the same class as of either the date the purchase price was agreed to or the date the Fund first obtained an enforceable right to obtain the securities. Information concerning each restricted security holding on September 30, 1995 is shown on pages 20-21.

                                      (d)

Investments representing five percent or more of the outstanding voting securities of the issuer, and is therefore an affiliate, as defined in the Investment Company Act of 1940, at September 30, 1995. A summary of transactions during the period with affiliated issuers of the Emerging Growth Fund follows:


                  IAI Emerging Growth Fund Affiliated Issuers
----------------------------------------------------------------------------------------------
                                   purchases             sales           realized   Investment
                               ---------------------------------------------------------------
issuer                         quantity    cost     quantity   cost    gain (loss)  income
----------------------------------------------------------------------------------------------
Air Communications Series B
  Convertible Note/1/          $137,500  $137,500  $175,000  $175,000         --      $3,025
Air Communications
  Series B PFD                  300,000  $375,000        --        --         --          --
Air Communications
  Warrants                       75,000  $     75        --        --         --          --
GalaGen
  Convertible Note             $100,000  $100,000        --        --         --          --
GalaGen Warrants 3/24/00          8,333        --        --        --         --          --
GalaGen Warrants 7/9/00           6,667        --        --        --         --          --
Myelos Corporation
  Series A PFD                  500,000  $500,000        --        --         --          --
OvaMed Convertible Note        $259,803  $260,677  $142,780  $142,988         --          --
PACE Health Management
  Systems                        45,000  $225,625        --        --         --          --
Seurat Analytical Systems
  Series B PFD/2/                64,973  $130,614        --        --          --         --
Seurat Analytical Systems
  Convertible Note             $125,000  $125,186  $125,000  $125,000         --      $4,948

/1/ AirCom Holdings changed its name to Air Communications during the period. /2/ During the six months ending September 30, 1995 a $125,000 Convertible Note was converted into Series B Preferred Stock.

                           Notes to Fund Portfolios
       -----------------------------------------------------------------
       IAI Emerging Growth Fund, IAI Growth Fund, IAI Midcap Growth Fund

                              September 30, 1995
                                  (unaudited)



                                      (e)

At September 30, 1995, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:


-----------------------------------------------------------------------------------------------------
                                  IAI Emerging Growth Fund   IAI Growth Fund   IAI Midcap Growth Fund
-----------------------------------------------------------------------------------------------------

                                        =============================================================
 Cost for federal tax purposes          $341,519,639           $16,770,481         $84,731,480
 Gross unrealized appreciation          $170,902,739           $ 3,538,681         $20,779,991
 Gross unrealized depreciation            (2,650,560)             (398,930)         (1,866,722)
                                        -------------------------------------------------------------
 Net unrealized appreciation            $168,252,179           $ 3,139,751         $18,913,269
                                        =============================================================


                           Notes to Fund Portfolios
                           -------------------------
                           IAI Emerging Growth Fund

                              September 30, 1995
                                  (unaudited)

Restricted Securities (IAI Emerging Growth Fund)

Security                                   Acquisition Date     Cost
--------------------------------------------------------------------------
AccessLine Technologies Class A               06/30/94          $  209,009
AccessLine Technologies Series A PFD          06/03/94             499,940
AccessLine Technologies Warrants              06/03/94                  --
Air Communications Series A PFD               11/15/94              63,474
Air Communications Series B PFD               07/05/95             375,000
Air Communications Series B PFD               11/24/93             400,000
                                              04/25/94             168,751
Air Communications Warrants                   07/05/95                  75
Alta Berkeley III C.V.                        03/31/93              48,668
                                              04/27/93              50,317
                                              08/25/94              50,487
                                              09/21/94              50,508
                                              06/20/95              53,837
CardioGenesis Series B PFD                    06/09/94           1,000,201
GalaGen Series B PFD                          02/26/93             750,000
GalaGen Series C PFD                          11/29/93             250,000
GalaGen Warrants                              12/05/94                  --
GalaGen Warrants                              04/13/95                  --
GalaGen Warrants                              07/07/95                  --
GalaGen Convertible Note 6.50%                06/17/94             315,489
                                              03/22/95             125,000
                                              07/07/95             100,000
IMNET Systems Series II PFD                   02/16/95             682,565
Indigo Medical Series B PFD                   05/26/93             500,000
Indigo Medical Series C PFD                   09/30/94             256,254
                                              12/27/94             506,783
                                              02/07/95               1,000
Intellon Series A PFD                         03/24/94             200,163
Intellon Warrants                             04/12/94                  --
Myelos                                        07/05/95             500,000
OncorMed Series A                             12/13/93             200,173
OvaMed Convertible Note 9.50%                 07/14/95             167,897
OvaMed Series D PFD                           05/27/94             375,000
PACE Health Management Systems                01/11/94             750,000
                                              01/31/95             201,200
                                              04/27/95             150,625
                                              06/20/95              75,000
PACE Health Management Systems Warrants       03/30/95                  --
PriCellular Class B                           05/16/94             750,581
Seurat Analytical Series B PFD                04/29/94             100,000

                           Notes to Fund Portfolios
               -------------------------------------------------
               IAI Emerging Growth Fund & IAI Midcap Growth Fund

                              September 30, 1995
                                  (unaudited)

Restricted Securities (IAI Emerging Growth Fund continued)

Security                                              Acquisition Date  Cost
---------------------------------------------------------------------------------
                                                         07/05/95       $ 130,614
 Seurat Analytical Systems Convertible Note 9.50%        07/05/95         125,186
 South Street Corporate Recovery Fund I L.P.             12/30/92         110,000
                                                         02/17/93         150,000
 South Street Leveraged Corporate Recovery Fund I L.P.   02/17/93           2,593
 Spectrum Equity Investors L.P.                          01/03/95          50,000
                                                         05/12/94         149,286
                                                         05/11/95          11,050
                                                         05/22/95          70,000
 Tut Systems Series D PFD                                02/17/94         400,293
                                                         04/08/94          20,384
 Tut Systems Series E PFD                                12/21/94         250,563
 Urologix Series B PFD                                   08/14/92         200,000
 Urologix Series C PFD                                   03/22/94         131,148
 Vanguard Associates IV L.P.                             08/10/92          50,000
                                                         02/11/93          50,000
                                                         08/12/93          50,000
                                                         11/01/93          50,000
                                                         04/19/94          50,000
                                                         09/19/94          50,000
                                                         01/17/95          50,000
                                                         07/17/95          50,000

Restricted Securities (IAI Midcap Growth Fund)

 Security                                              Acquisition Date  Cost
---------------------------------------------------------------------------------
 GalaGen Series B PFD                                    02/26/93        $250,000
 GalaGen Series C PFD                                    11/29/93         150,000
 South Street Leveraged Corporate Recovery Fund I L.P.   02/17/93           1,729
 Spectrum Equity Investors L.P.                          05/12/94          74,644
                                                         01/03/95          25,000
                                                         05/11/95           5,525
                                                         05/22/95          35,000
 Tut Systems Series D PFD                                02/17/94         200,147
                                                         04/08/94          10,192
 Urologix Series B PFD                                   08/14/92         200,000
 Urologix Series C PFD                                   03/22/94         131,147

                      Statements of Assets and Liabilities
                      ------------------------------------
       IAI Emerging Growth Fund, IAI Growth Fund, IAI Midcap Growth Fund

                               September 30, 1995
                                  (unaudited)

                                                            IAI Emerging Growth Fund
                                                            ------------------------

Assets
Investments in securities of unaffiliated issuers, at
 market
  (Cost: $333,770,608; $16,767,823; $83,734,747)                        $501,274,619
Investments in securities of affiliated issuers, at market
  (Cost: $8,058,788; $0; $610,339)                                         8,497,199
                                                            ------------------------
  Total investments in securities (see Fund Portfolios)                  509,771,818
Cash in bank on demand deposit                                             6,204,469
Dividends and accrued interest receivable                                         --
Receivable for investment securities sold                                  5,703,022
Organization costs                                                             5,727
Other                                                                         45,261
                                                            ------------------------
  Total assets                                                           521,730,297
                                                            ------------------------
Liabilities
Payable for investment securities purchased                                3,728,266
Accrued investment advisory fee                                              296,736
Accrued distribution fee                                                     103,042
Accrued dividend-disbursing, administrative, and
 accounting fee                                                               82,433
Other accrued expenses                                                        15,221
                                                            ------------------------
  Total liabilities                                                        4,225,698
                                                            ------------------------
  Net assets applicable to outstanding capital stock                    $517,504,599
                                                            ========================
Represented by:
Capital stock                                                           $    250,620
Additional paid-in capital                                               340,092,050
Distribution in excess of net investment income                           (1,299,028)
Accumulated net realized gain                                             10,518,535
Unrealized appreciation on investments                                   167,942,422
                                                            ------------------------
  Total -- representing net assets applicable to
   outstanding capital stock                                            $517,504,599
                                                            ========================
  Shares of capital stock outstanding; authorized 10
   billion shares each of $.01 par value stock                            25,062,048
                                                            ------------------------
  Net asset value per share of outstanding capital stock                $      20.65
                                                            ========================


     IAI Growth Fund   IAI Midcap Growth Fund
     ---------------   ----------------------





         $19,910,232             $102,851,171

                  --                  793,578
     ---------------   ----------------------
          19,910,232              103,644,749
             447,845                2,098,169
               9,715                   18,035
                  --                  143,693
              14,346                    5,384
                  --                   10,392
     ---------------   ----------------------
          20,382,138              105,920,422
     ---------------   ----------------------

              33,875                       --
              12,573                   64,473
                 970                   16,886

               3,352                   17,192
               1,788                    8,739
     ---------------   ----------------------
              52,558                  107,290
     ---------------   ----------------------
         $20,329,580             $105,813,132
     ===============   ======================

         $    16,416             $     64,155
          15,583,317               84,122,799
             (13,683)                (172,907)
           1,601,121                2,499,422
           3,142,409               19,299,663
     ---------------   ----------------------

         $20,329,580             $105,813,132
     ===============   ======================

           1,641,639                6,415,482
     ---------------   ----------------------
         $     12.38             $      16.49
     ===============   ======================


           See accompanying Notes to Financial Statements on page 31
                                                                              23

                           Statements of Operations
       -----------------------------------------------------------------
       IAI Emerging Growth Fund, IAI Growth Fund, IAI Midcap Growth Fund


                              September 30, 1995
                                  (unaudited)

                                                                                IAI Emerging Growth Fund
----------------------------------------------------------------------------------------------------------
Net Investment Income
    Income
        Dividends                                                                     $     96,213
        Interest (including $7,973, $0 and $0 from affiliated issuers)                   1,337,913
                                                                                --------------------------
            Total income                                                                 1,434,126
                                                                                --------------------------
    Expenses
        Investment advisory fees                                                         1,489,222
        Distribution fees                                                                  513,959
        Dividend-disbursing, administrative, and accounting fees                           411,167
        Legal fees                                                                           5,470
        Custodian fees                                                                       6,810
        Amortization of organization costs                                                   3,313
        Compensation of Directors                                                            4,575
        Audit fees                                                                          12,384
        Printing and shareholder reporting                                                  45,800
        Registration fees                                                                   29,560
        Other expenses                                                                       7,805
                                                                                --------------------------
            Total expenses                                                               2,530,065
            Less fees reimbursed by Advisers or Distributor                                     --
                                                                                --------------------------
            Net expenses                                                                 2,530,065
                                                                                --------------------------
            Net investment loss                                                         (1,095,939)
                                                                                --------------------------
Net Realized and Unrealized Gains
    Net realized gains on investment securities                                         12,921,403
    Net change in unrealized appreciation or depreciation on
      investment securities                                                            101,739,598
                                                                                --------------------------
            Net gain on investments                                                    114,661,001
                                                                                --------------------------
            Net increase in net assets resulting from operations                      $113,565,062
                                                                                ==========================


                    IAI Growth Fund                              IAI Midcap Growth Fund
---------------------------------------------------------------------------------------


                      $  103,626                                      $   298,193
                          19,437                                          123,276
---------------------------------------------------------------------------------------
                         123,063                                          421,469
---------------------------------------------------------------------------------------

                          82,015                                          356,684
                          27,338                                          118,895
                          21,870                                           95,115
                           1,370                                            1,830
                           1,500                                            1,830
                           2,547                                            1,700
                           3,660                                            3,660
                           4,671                                            5,843
                           5,014                                            9,935
                           6,410                                           10,650
                             850                                            2,596
---------------------------------------------------------------------------------------
                         157,245                                          608,738
                         (20,555)                                         (14,362)
---------------------------------------------------------------------------------------
                         136,690                                          594,376
---------------------------------------------------------------------------------------
                         (13,627)                                        (172,907)
---------------------------------------------------------------------------------------

                       1,894,485                                        2,855,866

                         714,208                                        8,599,480
---------------------------------------------------------------------------------------
                       2,608,693                                       11,455,346
---------------------------------------------------------------------------------------
                      $2,595,066                                      $11,282,439
=======================================================================================





           See accompanying Notes to Financial Statements on page 31

                      Statements of Changes in Net Assets
       -----------------------------------------------------------------
       IAI Emerging Growth Fund, IAI Growth Fund, IAI Midcap Growth Fund

                                                      IAI Emerging Growth Fund

                                                   Six months ended      Year ended
                                                  September 30, 1995    March 31, 1995
--------------------------------------------------------------------------------------
Operations                                            (unaudited)
 Net investment income (loss)                       $  (1,095,939)       $  (1,507,054)
 Net realized gains (losses)                           12,921,403           (1,939,184)
 Net change in unrealized appreciation or
  depreciation                                        101,739,598           39,586,345
                                                    ----------------------------------
  Net increase in net assets resulting from
   operations                                         113,565,062           36,140,107
                                                    ----------------------------------
Distributions to Shareholders from:
 Net investment income                                         --                   --
 Net realized gains                                            --          (11,827,295)
                                                    ----------------------------------
  Total distributions                                          --          (11,827,295)
                                                    ----------------------------------

Capital Share Transactions (Note 4)
 Net proceeds from sale of shares                     326,483,192          323,906,877
 Net asset value of shares issued to shareholders
  in reinvestment of distributions                             --           11,763,429
 Cost of shares redeemed                             (265,417,560)        (242,619,237)
                                                    ----------------------------------
  Increase (decrease) in net assets from capital
   share transactions                                  61,065,632           93,051,069
                                                    ----------------------------------
  Total increase (decrease) in net assets             174,630,694          117,363,881
Net assets at beginning of period                     342,873,905          225,510,024
                                                    ----------------------------------
Net assets at end of period                         $ 517,504,599        $ 342,873,905
                                                    ==================================

 [including undistributed net investment income (loss) of ($1,299,028) and ($203,089) for Emerging Growth Fund,
   ($13,683) and $49,821 for Growth Fund,
   ($172,907) and $0 for Midcap Growth Fund]


              IAI Growth Fund                                    IAI Midcap Growth Fund

 Six months ended                Period from                Six months ended       Year ended
September 30, 1995    August 1, 1994 to March 31, 1995     September 30, 1995     March 31, 1995
------------------------------------------------------------------------------------------------
   (unaudited)                                                  (unaudited)
 $    (13,627)                   $    96,348                  $   (172,907)        $  (238,803)
    1,894,485                        140,742                     2,855,866           6,163,154

      714,208                      2,214,048                     8,599,480           6,609,145
------------------------------------------------------------------------------------------------

    2,595,066                      2,451,138                    11,282,439          12,533,496
------------------------------------------------------------------------------------------------

      (49,877)                       (62,390)                           --                  --
           --                             --                    (4,184,512)         (3,289,143)
------------------------------------------------------------------------------------------------
      (49,877)                       (62,390)                   (4,184,512)         (3,289,143)
------------------------------------------------------------------------------------------------


    3,633,480                     15,977,013                    48,609,473           70,389,940

       49,611                         61,473                         1,455            3,205,326
  (12,692,463)                    (6,041,735)                  (37,971,170)         (51,382,552)
------------------------------------------------------------------------------------------------

   (9,009,372)                     9,996,751                    10,639,758           22,212,714
------------------------------------------------------------------------------------------------
   (6,464,183)                    12,385,499                    17,737,685           31,457,067
   26,793,763                     14,408,264                    88,075,447           56,618,380
------------------------------------------------------------------------------------------------
 $ 20,329,580                    $26,793,763                  $105,813,132         $ 88,075,447
================================================================================================

           See accompanying Notes to Financial Statements on page 31

                             Financial Highlights
                           ------------------------
                           IAI Emerging Growth Fund



Per share data for a share of capital stock outstanding throughout each period and selected information for each period indicated are as follows:


                                                                             Years ended March 31,              Period from
                                                Six months ended      ----------------------------------     August 5, 1991***
                                               September 30, 1995       1995         1994         1993       to March 31, 1992
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value                                    (unaudited)
    Beginning of period                             $  15.83          $  15.20     $  13.47     $  11.91         $  10.00
                                               -------------------------------------------------------------------------------
Operations
    Net investment income (loss)                        (.04)             (.07)        (.10)        (.05)             .01
    Net realized and unrealized gains                   4.86              1.42         2.18         2.37             1.91
                                               -------------------------------------------------------------------------------
        Total from operations                           4.82              1.35         2.08         2.32             1.92
                                               -------------------------------------------------------------------------------
Distributions to Shareholders From:
    Net investment income                                 --                --           --           --             (.01)
    Net realized gains                                    --              (.72)        (.35)        (.76)              --
                                               -------------------------------------------------------------------------------
        Total distributions                               --              (.72)        (.35)        (.76)            (.01)

Net Asset Value
    End of period                                   $  20.65          $  15.83     $  15.20     $  13.47         $  11.91
                                               ===============================================================================
Total investment return*                               30.45%            10.23%       15.43%       21.90%           19.23%
Net assets at end of period (000's omitted)         $517,505          $342,874     $225,510     $131,514         $ 38,110
Ratios
    Expenses to average net assets                      1.23%**           1.25%        1.25%        1.25%            1.25%**
    Net investment income (loss)
      to average net assets                            (0.53%)**         (0.54%)      (0.77%)      (0.72%)           0.14%**
    Portfolio turnover rate (excluding
      short-term securities)                            31.9%             58.1%        76.3%        96.1%           126.6%

* Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of all distributions at net asset value.

**    Annualized

***   Commencement of operations

                             Financial Highlights
                             --------------------
                                IAI Growth Fund

Per share data for a share of capital stock outstanding throughout each period and selected information for each period indicated are as follows:



                                                                              Period from        Period from
                                                        Six months ended   August 1, 1994 to  August 6, 1993***
                                                       September 30, 1995    March 31, 1995    to July 31, 1994
---------------------------------------------------------------------------------------------------------------
Net Asset Value                                            (unaudited)
  Beginning of period                                        $ 10.95            $  9.87             $ 10.00
                                                       --------------------------------------------------------
Operations
  Net investment income                                           --                .04                 .01
  Net realized and unrealized gains (losses)                    1.46               1.07                (.13)
                                                       --------------------------------------------------------
    Total from operations                                       1.46               1.11                (.12)
                                                       --------------------------------------------------------

Distributions to
Shareholders From:
  Net investment income                                         (.03)              (.03)               (.01)
                                                       --------------------------------------------------------
    Total distributions                                         (.03)              (.03)               (.01)
                                                       --------------------------------------------------------

Net Asset Value
  End of period                                              $ 12.38            $ 10.95             $  9.87
                                                       ========================================================
Total investment return*                                       13.34%             11.24%              (1.21%)
Net assets at end of period (000's omitted)                  $20,330            $26,794             $14,408

Ratios
  Expenses to average net assets**                              1.25%              1.25%               1.25%
  Net investment income (loss) to average net assets**          (.12%)             0.61%               0.16%
  Portfolio turnover rate
    (excluding short-term securities)                           34.7%              68.7%              105.4%

* Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
**   Annualized
***  Commencement of operations

                             Financial Highlights
                            ----------------------
                            IAI Midcap Growth Fund

Per share data for a share of capital stock outstanding throughout each period and selected information for each period indicated are as follows:


                                                                      Years ended March 31,       Period from
                                                Six months ended      ---------------------    April 10, 1992***
                                               September 30, 1995       1995         1994      to March 31, 1993
----------------------------------------------------------------------------------------------------------------
Net Asset Value                                   (unaudited)
 Beginning of period                               $  15.35            $ 13.67      $ 11.88          $ 10.00
                                               -----------------------------------------------------------------
Operations
 Net investment income (loss)                          (.03)             (.04)         (.04)             .02
 Net realized and unrealized gains                     1.91              2.35          1.99             1.89
                                               -----------------------------------------------------------------
  Total from operations                                1.88              2.31          1.95             1.91
                                               -----------------------------------------------------------------
Distributions to Shareholders From:
 Net investment income                                   --                --            --             (.03)
 Net realized gains                                    (.74)             (.63)         (.16)              --
                                               -----------------------------------------------------------------
  Total distributions                                  (.74)             (.63)         (.16)            (.03)
                                               -----------------------------------------------------------------
Net Asset Value
 End of period                                     $  16.49           $ 15.35       $ 13.67          $ 11.88
                                               =================================================================
Total investment return*                              12.59%            17.63%        16.40%           19.09%
Net assets at end of period (000's omitted)        $105,813           $88,075       $56,618          $22,070

Ratios
 Expenses to average net assets                        1.25%**           1.25%         1.25%            1.25%**
 Net investment income (loss)
  to average net assets                                (.36%)**         (0.33%)       (0.45%)           0.24%**
 Portfolio turnover rate
  (excluding short-term securities)                    15.3%             51.3%         49.7%            57.6%


* Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
**  Annualized
*** Commencement of operations

                         Notes to Financial Statements
       -----------------------------------------------------------------
       IAI Emerging Growth Fund, IAI Growth Fund, IAI Midcap Growth Fund

                              September 30, 1995
                                  (unaudited)

[1] Summary of Significant Accounting Policies

The IAI Mutual Funds are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. The IAI Emerging Growth Fund (Emerging Growth Fund) and IAI Midcap Growth Fund (Midcap Growth Fund) are separate portfolios of IAI Investment Fund VI, Inc. and IAI Growth Fund (Growth Fund) is a separate portfolio of IAI Investment Funds II. This report covers only the Emerging Growth Fund, Growth Fund, and Midcap Growth Fund (the Funds).

Significant accounting policies followed by the Funds are summarized below:

Security Valuation

Investments in securities traded on national securities exchanges are valued at the last reported sales price at the close of each business day. Securities traded on the over-the-counter market are valued at the last reported sale price or if no last sales price is available, the last reported bid price is used. Restricted securities for which there is no public market are valued at fair value in good faith as determined by the Board of Directors.

Short-term securities with a maturity of 60 days or less from the date of purchase are valued at amortized cost. Short-term securities with a maturity greater than 60 days from the date of purchase are marked-to-market on a daily basis.

Futures and Options Contracts

In order to produce incremental earnings, protect gains, and facilitate buying and selling of securities, the Funds may buy and sell futures contracts and options. These investments involve risks caused by the possibility of an imperfect correlation between movements in the value of the contract or option and the price of the underlying securities and interest rates. Risks may also arise if there is an illiquid secondary market for the instruments, or due to the inability of counterparties to perform. Futures contracts are valued at the settlement price of the exchange on which they are traded. Options traded on an exchange are valued using the last sale price. Options traded over-the-counter are valued using dealer-supplied valuations.

Upon entering into a futures contract, the Funds are required to deposit either cash or securities, representing the initial margin, equal to a certain percentage of the contract value. Subsequent changes in the value of the contract or variation margin, are recorded as unrealized gains and losses. The variation margin is paid or received in cash daily by the Funds. The Funds realize a gain or loss when the contract is closed or expires.

                         Notes to Financial Statements
       -----------------------------------------------------------------
       IAI Emerging Growth Fund, IAI Growth Fund, IAI Midcap Growth Fund

                               September 30, 1995
                                  (unaudited)

Federal Taxes

Since it is each Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders, no provision for income taxes is required. In order to avoid the payment of any federal excise taxes, each Fund is required to distribute substantially all of its net investment income and net realized gains on a calendar year basis.

Net investment income and net realized gains differ for financial statement and tax purposes primarily because of recognition of limited partnership income and the deferral of "wash sale" losses for tax purposes. The character of distributions made during the year for net investment income or net realized gains may also differ from its ultimate characterization for tax purposes.

For federal income tax purposes Emerging Growth Fund and Growth Fund have capital loss carryovers of approximately $2,327,000 and $291,000, respectively, at March 31, 1995 which, if not offset by subsequent capital gains, will expire in 2002 and 2003. It is unlikely the Board of Directors will authorize a distribution of any net realized gains until the available capital loss carryover is offset or expires.

Security Transactions and Investment Income

The Funds record security transactions on trade date, the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. The Funds amortize discount purchased on long-term bonds using the level yield method of amortization. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-date. Distributions from net investment income are made semi-annually. Capital gains, if any, are primarily distributed as of the end of the calendar year. Additional capital gains distributions as needed to comply with federal tax regulations are distributed during the year.

Organization Costs

Organization costs are being amortized over 60 months on a straight-line basis. In the event Investment Advisers, Inc. (Advisers) redeems any or all of its shares representing initial capital in the Funds prior to the date such costs are fully amortized, it will bear such portion of the unamortized organization cost of the Funds as the number of shares redeemed bears to the initial purchase of shares.

                         Notes to Financial Statements
       -----------------------------------------------------------------
       IAI Emerging Growth Fund, IAI Growth Fund, IAI Midcap Growth Fund

                               September 30, 1995
                                  (unaudited)

[2] Commitments and Contingencies

For purposes of obtaining certain types of insurance coverage for the Funds and its officers and directors, the Funds are policyholders in an industry-sponsored mutual insurance company (the Company). In connection with their obligations as policyholders, the Funds have made payments to the Company which have been capitalized. Also, the Funds are committed to make future capital contributions, if requested by the Company.

Emerging Growth Fund, Growth Fund, and Midcap Growth Fund have available lines of credit of $15,000,000, $4,550,000 and $15,000,000, respectively, with a bank at prime interest rates. To the extent funds are drawn against the line, securities are held in a segregated account. No compensating balances or commitment fees are required under the line of credit. There were no borrowings outstanding at September 30, 1995 for the Funds.

At September 30, 1995, the Funds are committed to invest additional amounts in certain limited partnership investments held, as follows:


Limited Partnership Investment Commitments
-------------------------------------------------------------------------------------------
                                        IAI Emerging Growth Fund     IAI Midcap Growth Fund
-------------------------------------------------------------------------------------------
Alta Berkeley III C.V.                         $  198,000                   $     --
Spectrum Equity Investors L.P.                    719,000                    359,000
Vanguard Associates IV L.P.                       100,000                         --
                                        ---------------------------------------------------
Total Commitments                              $1,017,000                   $359,000
                                        ===================================================


Default by a limited partner of payment of a properly requested capital contribution, other than default due to a legal determination that such contribution need not be made, would result in forfeiture of such limited partner's interest in any future profits and loss in the partnership and removal from the limited partnership.

The Funds' management intends to finance the aforementioned commitments with available cash or with proceeds from the sale of temporary investments in short-term securities. The Funds maintain a "segregated account" in an amount equal to its aggregate unpaid commitments.

                         Notes to Financial Statements
       -----------------------------------------------------------------
       IAI Emerging Growth Fund, IAI Growth Fund, IAI Midcap Growth Fund

                               September 30, 1995
                                  (unaudited)

[3] Fees and Expenses

Under terms of an investment advisory agreement, Emerging Growth and Midcap Growth Funds pay Investment Advisers, Inc. (Advisers) a monthly management fee based on average month-end net assets value equal on an annual basis to .75% of the first $200 million in net assets, .70% of the next $300 million in net assets, .65% of net assets in excess of $500 million and Growth Fund pays Advisers .75% of the first $100 million in net assets, 0.65% of the next $100 million in net assets, 0.55% of net assets in excess of $200 million for the Growth Fund.

Each Fund also pays an annual fee to Advisers for acting as the Fund's dividend-disbursing, administrative, and accounting services agent. The fee is computed monthly on the average month-end net assets at an annual rate of .20%.

The Funds have adopted a plan of distribution with IAI Securities, Inc. (Distributor), the Funds' distributor. Under the Plan, each Fund pays Distributor a monthly fee to cover expenses incurred in the distribution and promotion of Fund shares. The fee is equal to an annual rate of .25% of each Fund's average month-end net assets.

In addition to the advisory, distribution, and the dividend-disbursing, administrative, and accounting services fees, the Funds are responsible for paying operating expenses, including costs incurred in the purchase and sale of assets. Advisers and Distributor have agreed to reimburse the Funds to the extent total expenses, excluding costs incurred in the purchase and sale of assets, exceed, on an annual basis, 1.25% of each Fund's respective average month-end net assets.

                         Notes to Financial Statements
       -----------------------------------------------------------------
       IAI Emerging Growth Fund, IAI Growth Fund, IAI Midcap Growth Fund

                               September 30, 1995
                                  (unaudited)

[4] Capital Stock

The Funds each have authorized 10 billion shares of $.01 par value stock. Transactions in shares of capital stock during the periods indicated were as follows:



                              Emerging Growth Fund                 Growth Fund                Midcap Growth Fund
----------------------------------------------------------------------------------------------------------------------
                           Six Months         Year          Six Months     Period from     Six Months         Year
                             Ended            Ended           Ended         8/1/94 to        Ended            Ended
                            9/30/95          3/31/95         9/30/95         3/31/95        9/30/95          3/31/95
----------------------------------------------------------------------------------------------------------------------
Sold                       18,343,117       22,550,381         310,386      1,559,588       3,088,847       4,991,776
Issued for reinvested
   distributions                   --          949,429           4,333          6,062              88         236,681
Redeemed                  (14,935,230)     (16,680,719)     (1,120,769)      (577,136)     (2,409,683)     (3,632,875)
                          --------------------------------------------------------------------------------------------
Increase in
   shares outstanding       3,407,887        6,819,091        (806,050)       988,514         679,252       1,595,582
                          ============================================================================================


[5] Investment Transactions

Purchases and Sales of Securities

For the six months ended September 30, 1995, purchases of securities and sales proceeds, other than investments in short-term securities, for the Funds were as follows:


------------------------------------------------------
                             Purchases       Sales
------------------------------------------------------
IAI Emerging Growth Fund    $125,983,714  $113,508,167
IAI Growth Fund             $  7,612,354  $ 17,360,713
IAI Midcap Growth Fund      $ 20,898,537  $ 13,809,929


Restricted Securities

Included in the Funds' portfolios of investments in securities at September 30, 1995 are issues which generally cannot be offered for sale to the public without first being registered under the Securities Act of 1933 ("restricted securities"). Each Fund limits investments in securities which are not readily marketable to 15 percent of its total assets at the time of purchase. This limitation does not include Rule 144A securities that have been determined to be liquid based upon guidelines approved by the Fund's Board of Directors.

                             IAI Mutual Fund Family
                             ----------------------

To diversify your portfolio, please consider all of the mutual funds in our fund family


                                                         Secondary
IAI Fund                        Primary Objective        Objective               Portfolio Composition
------------------------------------------------------------------------------------------------------------------------------------
IAI Developing                  Capital Appreciation     -                       Equity securities of companies in developing
Countries Fund                                                                   countries
------------------------------------------------------------------------------------------------------------------------------------
IAI International Fund          Capital Appreciation     Income                  Equity securities of non-U.S. companies
------------------------------------------------------------------------------------------------------------------------------------
IAI Emerging Growth Fund        Capital Appreciation     -                       Common stocks of small to medium-sized emerging
                                                                                 growth companies
------------------------------------------------------------------------------------------------------------------------------------
IAI Midcap Growth Fund          Capital Appreciation     -                       Common stocks of medium-sized growth companies
------------------------------------------------------------------------------------------------------------------------------------
IAI Regional Fund               Capital Appreciation     -                       Common stocks of Upper Midwest companies
------------------------------------------------------------------------------------------------------------------------------------
IAI Growth Fund                 Capital Appreciation     -                       Common stocks with potential for above-average
                                                                                 growth and appreciation
------------------------------------------------------------------------------------------------------------------------------------
IAI Value Fund                  Capital Appreciation     -                       Common stocks which are considered to be
                                                                                 undervalued
------------------------------------------------------------------------------------------------------------------------------------
IAI Growth & Income Fund        Capital Appreciation     Income                  Common stocks with potential for long-term
                                                                                 appreciation, and common stocks that are expected
                                                                                 to produce income
------------------------------------------------------------------------------------------------------------------------------------
IAI Balanced Fund               Total Return             Income                  Common stocks, investment grade bonds and
                                [Capital Appreciation                            short-term instruments
                                + Income]
------------------------------------------------------------------------------------------------------------------------------------
IAI Bond Fund                   Income                   Capital Preservation    Investment grade bonds
------------------------------------------------------------------------------------------------------------------------------------
IAI Minnesota Tax Free Fund     Tax-free Income          Capital Preservation    Investment grade municipal bonds
(formerly IAI Tax Free Fund)    [Exempt from Federal
                                and Minnesota State
                                Income Taxes]
------------------------------------------------------------------------------------------------------------------------------------
IAI Government Fund             Income                   Capital Preservation    U.S. Government securities
------------------------------------------------------------------------------------------------------------------------------------
IAI Reserve Fund                Stability/Liquidity      Income                  The portfolio has a maximum average maturity of 25
                                                                                 months, investing primarily in investment grade
                                                                                 bonds
------------------------------------------------------------------------------------------------------------------------------------
IAI Money Market Fund           Stability/Liquidity      Income                  The portfolio's average dollar-weighted maturity is
                                                                                 less than 90 days, investing in high quality, money
                                                                                 market securities


                                  Distributor
                              IAI Securities, Inc.

                               Investment Adviser
                                  and Manager
                           Investment Advisers, Inc.
                                  P.O. Box 357
                         Minneapolis, MN 55440-0357 USA
                                  800.945.3863
                                  612.376.2700

                                   Custodian
                          Norwest Bank Minnesota, N.A.
                              Sixth and Marquette
                             Minneapolis, MN 55479

                                 Legal Counsel
                           Dorsey & Whitney P.L.L.P.
                             220 South Sixth Street
                             Minneapolis, MN 55402

                              Independent Auditors
                             KPMG Peat Marwick LLP
                              4200 Norwest Center
                             Minneapolis, MN 55402

                                   Directors
                                Madeline Betsch
                               W. William Hodgson
                                 George R. Long
                                  Noel P. Rahn
                              Richard E. Struthers
                               J. Peter Thompson
                               Charles H. Withers

                                    [LOGO]

                                 Mutual Funds

3700 First Bank Place, P.O. Box 357, Minneapolis, Minnesota 55440-0357 USA fax
                                 612.376.2737

                                 800.945.3863
                                 612.376.2700